UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	November 14, 2019

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638	Elkhart,	Indiana	46515
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including area code	(574)	294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

On November 14, 2019, the Board of Directors of Patrick Industries, Inc. (the “Company”) appointed Andy Nemeth as the Chief Executive Officer and President of the Company and Todd Cleveland as the Executive Chairman of the Company, such appointments to be effective January 1, 2020.

Mr. Cleveland, age 51, has been Chief Executive Officer of the Company since February 2009 and Chairman of the Board since May 2018. Mr. Cleveland was President of the Company from 2008 to 2015, in addition to being Chief Operating Officer of the Company from May 2008 to March 2013. Prior to that, he served as Executive Vice President of Operations and Sales and Chief Operating Officer of the Company from 2007 to 2008. Mr. Cleveland also spent 17 years with Adorn Holdings, Inc. (“Adorn”) serving as President and Chief Executive Officer from 2004 to 2007; President and Chief Operating Officer from 1998 to 2004; and Vice President of Operations and Chief Operating Officer from 1994 to 1998. Mr. Cleveland has over 29 years of recreational vehicle, marine, manufactured housing and industrial experience in various operating capacities.

Mr. Nemeth, age 50, has been President of the Company since January 2016. He was Executive Vice President of Finance, Secretary-Treasurer and Chief Financial Officer from 2004 to 2015, Vice President of Finance, Chief Financial Officer, and Secretary-Treasurer from 2003 to 2004, and Secretary-Treasurer and Chief Financial Officer from 2002 to 2003. Mr. Nemeth joined the Company in 1996 and has over 28 years of experience in serving the recreational vehicle, marine, manufacturing housing and industrial markets in various executive and financial leadership positions.

A copy of the Company’s press release announcing these changes is attached as Exhibit 99.1 hereto.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 14, 2019, the Company’s Board of Directors amended and restated the Company’s Amended and Restated Bylaws to clarify the roles of the Executive Chairman and Chief Executive Officer. A copy of such amendment and restatement is set forth as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits
Exhibit 3.1 - By-Laws of Patrick Industries, Inc., as amended and restated.
Exhibit 99.1 - Press Release dated November 18, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: November 20, 2019	By:	/s/ Joshua A. Boone
Joshua A. Boone
Vice President - Finance and Chief Financial Officer